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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003



                                CLECO CORPORATION
             (Exact name of registrant as specified in its charter)


          Louisiana                       1-15759                72-1445282
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


              2030 Donahue Ferry Road
               Pineville, Louisiana                         71360-5226
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (318) 484-7400

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Item 5.       Other Events.

              On April 23, 2003, Cleco Corporation (the "Company") entered into a Terms Agreement (incorporating by reference the terms of an Underwriting Agreement relating to debt securities) with BNY Capital Markets, Inc., Banc One Capital Markets, Inc., Hibernia Southcoast Capital, Inc. and Morgan Keegan & Company, Inc. (collectively, the "Underwriters"), covering the issue and sale of $100,000,000 aggregate principal amount of the Company's 7.000% Notes due May 1, 2008 (the "Notes"). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-33098) of the Company, which is on file with the Securities and Exchange Commission.

Item 7.       Financial Statements and Exhibits.

              (c) Exhibits.

              The following exhibits are filed herewith:

              1.1      Underwriting Agreement relating to debt securities.

              1.2 Terms Agreement dated April 23, 2003 between the Company and the Underwriters.

              4.1 Form of Supplemental Indenture No. 2 providing for the issuance of the Notes.

              4.2      Form of Note (included in Exhibit 4.1 above).

              5.1      Opinion of Baker Botts L.L.P.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CLECO CORPORATION



Date: April 25, 2003                         By:  /s/ Kathleen Nolen
                                                  ------------------------------
                                                  Kathleen F. Nolen
                                                  Treasurer